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                                                                   EXHIBIT 10.14


                             RSA DATA SECURITY(TM)

                         OEM MASTER LICENSE AGREEMENT



        THIS OEM MASTER LICENSE AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.


OEM:

Unwired Planet, a Delaware corporation
----------------------------------------------------
(Name and jurisdiction of incorporation)


390 Bridge Parkway
----------------------------------------------------
(Address)


Redwood Shores, CA 94065
----------------------------------------------------


----------------------------------------------------



OEM Legal Contact:


  Rick Smith, CFO, 415-596-5216
  --------------------------------------------
  (name, telephone and title)


OEM Billing Contact:


  Bill Bradley, Controller, 415-596-5288
  --------------------------------------------
  (name, telephone and title)


OEM Technical Contact:


  Andy Laursen, V.P. Engineering, 415-596-5233
  --------------------------------------------
  (name, telephone and title)


OEM Commercial Contact:


  Andy Laursen, V.P. Engineering, 415-596-5233
  --------------------------------------------
  (name, telephone and title)


TERRITORY:

[ ]    North America (United States and Canada)

[X]    Worldwide, subject to Section 10.7.


SEPARATE MAINTENANCE AGREEMENT:    YES [X]    NO [ ]


1.      DEFINITIONS

        The following terms when used in this Agreement shall have the following meanings:

        1.1 "BUNDLED PRODUCT(S)" means one or more of the products or product groups described on a License/Product Schedule attached hereto and referencing this Agreement which has been or will be developed by OEM and which incorporates in the OEM Product in any manner any portion of the RSA Object Code. A Bundled Product must represent a significant functional and value enhancement to the Licensed Software such that the primary reason for an End User Customer to license such Bundled Product is other than the right to receive a license to the Licensed Software included in the Bundled Product.

        1.2 "DISTRIBUTOR" means a dealer or distributor in the business of reselling Bundled Products to End User Customers, directly or through one or more Distributors, by virtue of authority of OEM. Bundled Products resold by a Distributor shall bear OEM's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. A Distributor shall have no right to modify any part of the Bundled Product.

        1.3 "END USER CUSTOMER" means a person or entity licensing RSA Object Code as part of a Bundled Product from OEM or a Distributor solely for personal or internal use and without right to license, assign or otherwise transfer such Bundled Product to any other person or entity.

        1.4 "INTERFACE MODIFICATION" means a modification to the RSA Source Code constituting and limited to hooks, ports or interfaces and similar modifications necessary to permit the Licensed Software to operate in accordance with the User Manual in OEM Products.

        1.5 "LICENSE/PRODUCT SCHEDULE" means a schedule substantially in the form of Exhibit "A" hereto completed and executed with respect to a Bundled Product and specifying the Licensed Software, Field of Use limitation (if any), license and maintenance fees, and other matters with respect to such Bundled Product. A License/Product Schedule can be amended pursuant to Section 10.5 with respect to a specified Bundled Product; and additional Bundled Products may be added to this Agreement by executing an additional License/Product Schedule referencing this Agreement. All such License/Product Schedules are incorporated in this Agreement by this reference.

        1.6 "FIELD OF USE" means a use, method of incorporation or product purpose limitation with respect to the Licensed Software for


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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a Bundled Product specified on the License/Product Schedule for such Bundled
Product.

        1.7 "LICENSED SOFTWARE" means those portions of the RSA Software which perform the algorithm(s) specified on page 2 of a License/Product Schedule hereto as having been licensed by OEM with respect to a particular Bundled Product.

        1.8 "NEW RELEASE" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

        1.9 "NEW VERSION" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

        1.10 "OEM PRODUCT" means any product developed by OEM into which the Licensed Software is to be incorporated to create a Bundled Product.

        1.11 "RSA OBJECT CODE" means the Licensed Software in machine-readable, compiled object code form.

        1.12 "RSA SOFTWARE" means RSA proprietary software identified on a License/Product Schedule hereto and as further described in the User Manuals associated therewith. "RSA Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as may be provided by RSA to OEM pursuant to this Agreement or a maintenance agreement between RSA and OEM.

        1.13 "RSA SOURCE CODE" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

        1.14    "TERRITORY" means those geographic areas specified on page 1.

        1.15 "USER MANUAL" means the most current version of the user manual and/or reference manual customarily supplied by RSA to OEMs who license the RSA Software.

2.   LICENSES

        2.1 LICENSE GRANT. During the term and within the Field of Use limitation (if any) specified in the applicable License/Product Schedule, RSA hereby grants OEM a non-exclusive, non-transferable license to:

                2.1.1 use, if a source code license is specified in a License/Product Schedule, a single copy of the RSA Source Code on a single central processing unit accessed by one user at a time to: (i) modify the RSA Source Code solely to create interface Modifications; (ii) compile the RSA Source Code to create object code; and (iii) maintain Bundled Products and support End User Customers.

                2.1.2 (i) incorporate the RSA Object Code into an OEM Product to create a Bundled Product; (ii) reproduce and have reproduced the RSA Object Code as incorporated in a Bundled Product as reasonably needed for inactive backup or archival purposes and if an internal use license is specified in a License/Product Schedule for distribution in the Territory solely to employees of OEM and solely for use by such employees for OEM's internal business purposes; and (iii) reproduce, have reproduced, and license or otherwise distribute the RSA Object Code as incorporated in a Bundled Product in the Territory.

                2.1.3   (i) use the User Manual to support End User Customers;
(ii) modify and incorporate portions of the User Manual in Bundled Product document; and (iii) reproduce, have reproduced and distribute in the Territory such portions of the User Manual as incorporated in Bundled Product documentation.

 2.2 LIMITATIONS ON LICENSES. The licenses granted in Section 2.1 are further limited as follows:

                2.2.1 LIMITATION ON DISTRIBUTORS. The RSA Object Code shall be licensed or otherwise distributed only to (i) Distributors and (ii) End User Customers.

                2.2.2 NO EXPOSURE OF RSA SOFTWARE. The RSA Object Code may only be accessed by the functionality of the Bundled Product in which it is included, and a Bundled Product shall not make the RSA Object Code directly accessible to End User Customer or to products other than the Bundled Product.

                2.2.3 NO STANDALONE PRODUCT OR SERVICES. OEM may not in any way sell, lease, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof to any person or entity except as part of a Bundled Product. Unless a specific grant of rights is included in the applicable License/Product Schedule, neither OEM nor any Distributor or End User Customer may use the Bundled Product to operate a service bureau or other revenue-generating service business.

                2.2.4 LICENSE RESTRICTED TO LICENSED SOFTWARE AND FIELD OF USE. OEM may use or incorporate into a Bundled Product only that portion of the RSA Software which is identified as Licensed Software in the applicable License/Product Schedule. The RSA Object Code must be incorporated in a Bundled Products, and may only be reproduced, licensed or distributed in accordance with the Field of Use limitation, if any, specified in the applicable Licensed/Product Schedule.

                2.2.5 PROHIBITED ACTIVITIES. OEM shall not modify (except to create Interface Modifications), translate, reverse engineer, decompile or disassemble the RSA Software or any part thereof and shall prohibit Distributors and End User Customers from doing the same.

                2.2.6 RSA ROOT KEYS. OEM may include the RSA/VeriSign, Inc. root keys (the "RSA Root Keys") in any Bundled Product in which a hierarchy root key is utilized or incorporated, provided that any such incorporation must make the RSA Root Keys functional within the Bundled Product and as accessible as any other hierarchy root key within the Bundled Product.



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        2.3     Title.

                2.3.1 IN RSA. Except for the limited licenses expressly granted in Section 2.1 and as further limited by Section 2.2, RSA does not by this Agreement grant to OEM any right, title or ownership interest in and to the RSA Software or in any related patents, trademarks, copyrights or proprietary or trade secret rights.

                2.3.2 IN OEM. Except as expressly provided below, OEM does not by this Agreement grant to RSA any right, title or ownership interest in and to any Interface Modifications created by OEM as may be authorized hereunder or any related patents, copyrights or proprietary or trade secret rights of OEM; provided, however, that OEM hereby agrees that it will not assert against RSA any of such patents, copyrights or proprietary or trade secret rights with respect to any ports or interfaces developed by RSA without reference to the source code of OEM's Interface Modifications.

3.      LICENSE FEES

        3.1 LICENSE FEES. In consideration of RSA's grant to OEM of the limited license rights hereunder, OEM shall pay to RSA the amounts set forth below (the "License Fees"):

                3.1.1 SOURCE CODE LICENSE FEES. If RSA is granting to OEM RSA Source Code license rights as indicated on a License/Product Schedule, OEM shall pay to RSA the source code License Fees specified on such License/Product Schedule upon execution of such License/Product Schedule.

                3.1.2 OBJECT CODE LICENSE FEES. In consideration of RSA's grant to OEM of the RSA Object Code license rights for the Bundled Products described in each License/Product Schedule, OEM shall pay to RSA the object code License Fees specified on each such License/Product Schedule in accordance with the terms contained therein.

        3.2 TAXES. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of, a deduction from or an offset against License Fees.

        3.3 PREPAYMENT OF LICENSE FEES. OEM shall prepay License Fees in the amount set forth in a License/Product Schedule, if any, upon execution of the License/Product Schedule. In no event shall such prepayment be refundable. If OEM has prepaid License Fees with respect to a Bundled Product, all of such prepaid amounts may be offset against License Fees accrued at a rate of fifty cents ($0.50) for each dollar ($1.00) of License Fees accrued until the prepayments are exhausted. OEM shall show the application of prepaid License Fees in the licensing reports provided to RSA pursuant to Section 3.7.

        3.4 USE OF NET SALES PRICE. If a License Fees based on Net Sales Price is specified in a License/Product Schedule, the "Net Sales Price" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of the licensing or other distribution of the Bundled Products, excluding any amounts receivable by OEM for sales and use taxes, shipping, insurance and duties, and reduced by all discounts, refunds or allowances granted in the ordinary course of business. For the purposes of determining Net Sales Price, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) for such Bundled Product, less all cash paid.

        3.5 TERMS OF PAYMENT. Object code License Fees payable on an on-going basis shall accrue with respect to Bundled Products licensed or otherwise distributed by OEM or Distributors, as applicable, upon the date of invoice of the Bundled Product to an End User Customer or Distributor. License Fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the close of the calendar quarter during which the License Fees accrued. A late payment penalty on any License Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days, beginning on the thirty-first (31st) day after the last day of the calendar quarter to which the delayed payment relates.

        3.6 U.S. CURRENCY. All payments hereunder shall be made in lawful United States currency and shall in no case be refundable. If OEM receives payment in foreign currencies, the amount of its License Fees to RSA shall be calculated using the closing exchange rate published in The Wall Street Journal, Western Edition, on the last business day such journal is published in the calendar quarter immediately preceding the date of payment.

        3.7 LICENSING REPORT. A report in reasonably detailed form setting forth the calculation of License Fees due from OEM and signed by a responsible officer of OEM shall be delivered to RSA on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether License Fee payments are required to be made pursuant to
Section 3.5. The report shall include, at a minimum, the following information (if applicable to the method of calculating License Fees designated in a Licensed/Product Schedule) with respect to the relevant quarter; (i) the total number of copies/units of Bundled Products licensed or otherwise distributed by OEM and Distributors (indicating the names and versions thereof); (ii) if applicable, the total Net Sales Price invoiced to Distributors and End User Customers; and (iii) total License Fees accrued.

        3.8 AUDIT RIGHTS. RSA shall have the right, at its sole cost and expense, to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of OEM to verify the number of copies/units of Bundled Products licensed or otherwise distributed by OEM and OEM's calculation of License Fees. If the License Fees accrued are different than those reported, OEM will be invoiced or credited for the difference, as applicable. Any additional License Fees, along with the late payment penalty assessed in accordance with
Section 3.5, shall be payable within thirty (30) days of such invoice. If the deficiency in License Fees paid by OEM is greater

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than five percent (5%) of the License Fees reported by OEM for any quarter. OEM will pay the reasonable expenses associated with such audit, in addition to the deficiency.

        3.9 EVALUATION COPIES. OEM may deliver copies of Bundled Products to prospective End User Customers on a trial basis for evaluation purposes only (each, an "Evaluation Copy") provided that each such prospective End User Customer has received a written or electronic trial license prohibiting the End User Customer from copying, modifying, reverse engineering, decompiling or disassembling the RSA Object Code or any part thereof. All Evaluation Copies licensed shall contain a feature which disables the Evaluation Copy no later than sixty (60) days after delivery to the prospective End User Customer. No License Fees shall be reportable or payable with respect to Evaluation Copies unless and until the Evaluation Copy is replaced with or converted to a standard Bundled Product or the End User Customer is invoiced for the Bundled Product, whichever occurs first.

4.      LIMITED WARRANTY

        4.1 LIMITED WARRANTY. During the initial ninety (90)-day term of each License/Product Schedule RSA warrants that the Licensed Software specified in such License/Product Schedule will operate in material conformance to RSA's published specifications for the Licensed Software. RSA does not warrant that the RSA Software or any portion thereof is error-free. OEM's exclusive remedy, and RSA's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in Section 4.2 below. This limited warranty and any obligations of RSA hereunder shall not apply to any interface Modifications or any nonconformities caused thereby and shall terminate immediately if OEM makes any modification to the RSA Software other than interface Modifications.

        4.2 ERROR CORRECTION. In the event OEM discovers an error in the Licensed Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no work around or only a difficult work around; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

        4.3 DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS SECTION 4, THE RSA SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. RSA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. RSA DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN OEM WITH RESPECT TO THE RSA SOFTWARE. OEM SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF RSA TO ANY DISTRIBUTOR, END USER CUSTOMER OR OTHER THIRD PARTY.

5.      ADDITIONAL OBLIGATIONS OF OEM

        5.1 BUNDLED PRODUCT MARKETING. OEM is authorized to represent to Distributors and End User Customers only such facts about the RSA Software as RSA states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by RSA.

        5.2 CUSTOMER SUPPORT. OEM shall, at its expense, provide all support for the Bundled Products to Distributors and End User Customers.


        5.3 LICENSE AGREEMENTS. OEM shall cause to be delivered to each Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Sections 2.2, 5.4, 7, 10.7 and 10.8 of this Agreement. OEM shall use commercially reasonable efforts to enforce the terms of such agreements.

        5.4     PROPRIETARY RIGHTS.

                5.4.1 COPYRIGHT NOTICES: LICENSE SEALS. OEM agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within the RSA Source Code, RSA Object Code, User Manuals or any related materials or documentation. OEM further agrees to insert and maintain: (i) within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Bundled Product, the RSA "License Seal" from the form attached as Exhibit "B" to this Agreement and a statement that the Bundled Product contains the RSA Software.

                5.4.2 TRADEMARKS. By reason of this Agreement or the performance hereof, OEM shall acquire no rights of any kind in any RSA trademark, trade name, logo or product designation under which the RSA Software was or is marketed and OEM shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. OEM shall cease to use the markings, or any similar markings, in any manner of the expiration or other termination of this Agreement.

6.      CONFIDENTIALITY

        6.1 CONFIDENTIALITY. Each party acknowledges that in its performance of its duties hereunder, the other party may communicate to it (or its designees) certain confidential and proprietary information of such party, including the RSA Software (in the case of RSA) and know-


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how technology, techniques, and business, product and marketing plans of each such party (collectively, the "Know-How"), all of which are confidential and proprietary to, and trade secrets of, the disclosing party. The receiving party agrees to hold the Know-How disclosed to it and, in the case of OEM the RSA Software, within its own organization and shall not, without the specific written consent of the disclosing party or as expressly authorized herein, utilize in any manner, publish, communicate, or disclose any part of the disclosing party's Know-How or the RSA Software (in the case of OEM) to third parties. This Section 6.1 shall impose no obligations on either party with respect to any Know-How which: (i) is in the public domain at the time disclosed by the disclosing party; (ii) enters the public domain after disclosure other than by a breach of the receiving party's obligations hereunder or by a breach of another party's confidentiality obligation; or (iii) is shown by documentary evidence to have been known by the receiving party prior to its receipt from the disclosing party. Each party will take such steps as are consistent with its protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to insure that the provisions of this
Section 6.1 are not violated by its End User Customers, Distributors, employees, agents or any other person.

        6.2 SOURCE CODE. OEM acknowledges the extreme importance of the confidentiality and trade secret status of the RSA Source Code and OEM agrees, in addition to complying with the requirements of Section 6.1 as it relates to the RSA Source Code, to: (i) only use the RSA Source Code at the address set forth on page 1 hereof or such alternate location specified in the applicable License/Product Schedule; (ii) inform any employee that is granted access to all or any portion of the RSA Source Code of the importance of preserving the confidentiality and trade secret status of the RSA Source Code; and (iii) maintain a controlled, secure environment for the storage and use of the RSA Source Code.

        6.3 PUBLICITY. Neither party will disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto (including without limitation any License/Product Schedule) without prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement; and (iii) RSA shall have the right to disclose that OEM is an OEM of the RSA Software and that any publicly-announced Bundled Product incorporates the RSA Software.

7.      LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO
THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE; (i) EXCEPT FOR RSA'S OBLIGATIONS ARISING UNDER SECTION 8, UNDER NO CIRCUMSTANCES SHALL RSA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY OEM HEREUNDER, AND (ii) EXCEPT FOR OEM'S LIABILITY RESULTING FROM BREACH OF SECTIONS 2 AND 6. UNDER NO CIRCUMSTANCES SHALL OEM'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THREE (3) TIMES THE TOTAL AMOUNT PAYABLE BY OEM TO RSA HEREUNDER.

8.      INTELLECTUAL PROPERTY INDEMNITY

        8.1 DUTY TO DEFEND. RSA agrees that it shall, at its own expense, defend, or at its option settle, any action instituted against OEM, and pay any award or damages assessed or settled upon against OEM resulting from such action, insofar as the same is based upon a claim that any Licensed Software used within the terms of this Agreement and the applicable License/Product
Schedule infringes any United States patent, copyright or trade secret or a claim that RSA has no right to license the Licensed Software hereunder, provided that OEM gives RSA: (i) prompt notice in writing of such action, (ii) the right to control and direct the investigation, preparation, defense and settlement of the action; and (iii) reasonable assistance and information.

        8.2 RSA OPTIONS. If, as a result of any binding settlement among the parties or a final determination by a court of competent jurisdiction, any of the Licensed Software is held to infringe and is use is enjoined, or if RSA reasonably determines in its sole discretion that the Licensed Software may become subject to an injunction, RSA shall have the option to: (i) obtain the right to continue use of the Licensed Software; (ii) replace or modify the Licensed Software so that it is no longer infringing; or (iii) refund the License Fees paid by OEM hereunder less depreciation for use assuming straight line depreciation over a five (5)-year useful life and terminate the Agreement.

        8.3. EXCLUSIONS. Notwithstanding the foregoing, RSA shall have no liability under this Section 8 if the alleged infringement arises from (i) the use, in the manner specified in the relevant User Manual, of other than the current unaltered (including Interface Modifications) release of the Licensed Software, or (ii) combination of the Licensed Software with other equipment or software not provided by RSA, if such action would have been avoided but for such use or combination.

        8.4 EXCLUSIVE REMEDY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE FOREGOING STATES RSA'S ENTIRE LIABILITY AND OEM'S EXCLUSIVE REMEDY FOR PROPRIETARY RIGHTS INFRINGEMENT.

9.      TERM AND TERMINATION

        9.1 TERM. The license rights granted hereunder shall be effective with respect to each Licensed/Product Schedule as of the date thereof and shall continue in full force and effect for each item of Licensed Software for the period set forth on the applicable Licensed/Product Schedule unless sooner terminated pursuant to the terms of this Agreement.

        9.2 TERMINATION. Either party shall be entitled to terminate this Agreement at any time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.



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        9.3     INSOLVENCY. Upon (i) the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceeding are not dismissed within sixty
(60) days; (ii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or (iii) the liquidation, dissolution or winding up of either party's business; then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

        9.4 TERMINATION FOR CONVENIENCE. The parties acknowledge and agree that OEM may at any time delay, interrupt or cease use of the Licensed Software, but this Agreement and all the terms and conditions contained herein or any applicable License/Product Schedule shall continue in full force, including any obligations to make quarterly reports. OEM may elect to terminate this Agreement upon ninety (90) days written notice and it is expressly understood that such termination shall not discharge any payment obligations accrued as of the date of such termination or entitle OEM to a refund of any amounts previously paid to RSA.

        9.5 EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement (or the license rights under a particular License/Product Schedule), OEM shall cease making copies of, using or licensing the RSA Software, User Manual and Bundled Products, excepting only such copies of Bundled Products necessary to fill orders placed with OEM prior to such expiration or termination. OEM shall destroy all copies of the RSA Software, User manual and Bundled Products not subject to any then-effective license agreement with an End User Customer and all information and documentation provided by RSA to OEM (including all Know-How), other than such copies of the RSA Object Code, the User Manual and the Bundled Products as are necessary to enable OEM to perform its continuing support obligations in accordance with
Section 5.2, if any. Notwithstanding the foregoing, if OEM has licensed RSA Source Code hereunder, for a period of one (1) year after the date of expiration or termination of the license rights granted under this Agreement for any reason other than as a result of default or breach by OEM, OEM may retain one (1) copy of the RSA Source Code and is hereby licensed for such term to use such copy solely for the purpose of supporting End User Customers. Upon the expiration of such one (1)-year period, OEM shall return such single copy of the RSA Source Code to RSA or certify to RSA that the same has been destroyed. Any expiration or termination shall not discharge any obligation to pay License Fees which have accrued or are owing as of the effective date of such expiration or termination.

        9.6 SURVIVAL OF CERTAIN TERMS. The following provisions shall survive any expiration or termination: 2.2, 2.3, 3.8, 4.3, 6, 7, 9 and 10.

10.     MISCELLANEOUS PROVISIONS

        10.1 GOVERNING LAW AND JURISDICTION. This Agreement will be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles. All disputes arising out of this Agreement will be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and the parties consent to the personal and exclusive jurisdiction of these courts. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

        10.2 BINDING UPON SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, administrators and assigns of the parties hereto. Notwithstanding the generality of the foregoing, this Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld; provided, however, that RSA may withhold its consent to the assignment of this Agreement with respect to any License/Product Schedule providing for a paid-up License Fee. Any such purported assignment or delegation without RSA's written consent shall be void and of no effect.

        10.3 SEVERABILITY. If any provision of this Agreement is found to be invalid or unenforceable, such provision shall be severed from the Agreement and the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. It is expressly understood and agreed that each and every provision of this Agreement is intended by the parties to be severable and independent of any other provision and to be enforced as such.

        10.4 ENTIRE AGREEMENT. This Agreement and the exhibits and schedules hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings between the parties.

        10.5 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

        10.6 NOTICES. Any notice, demand, or request with respect to this Agreement shall be in writing and shall be effective only if it is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate party at its address set forth on page
1. Such communications shall be effective when they are received by the addressee; but if sent by certified or registered mail in the manner set forth above, they shall be effective not later than ten (10) days after being deposited in the mail. Any party may change its address for such communications by giving notice to the other party in conformity with this Section.

        10.7 EXPORT COMPLIANCE AND FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE RSA SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT THE RSA SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, OEM SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWARE OR BUNDLED PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY TO WHICH SUCH EXPORT OR REEXPORT IS

RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

        10.8 FEDERAL GOVERNMENT LICENSE. OEM and each of OEM's Distributors shall in all proposals and agreements with the United States government or any contractor of the United States government identify and license the Bundled Product, including the RSA Object Code incorporated therein, as follows: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations; or (ii) for acquisition by or on behalf of units of the Department of Defense, as necessary to obtain protection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(1) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 227.7202.1 of DFARS and its successor regulations.

        10.9 REMEDIES NON-EXCLUSIVE. Except as otherwise expressly provided, any remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party of any remedy shall not preclude the exercise by such party of any other remedy.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the last signature below.


OEM:

UNWIRED PLANET, INC.


By:            /s/ Rick Smith
   ------------------------------------

Printed Name:  Rick Smith
             --------------------------

Title:         CFO
      ---------------------------------

Date:          11/27/96
     ----------------------------------



RSA DATA SECURITY, INC.


By:      /s/ D. James Bidzos
   ------------------------------------

Printed Name:  D. James Bidzos
             --------------------------

Title:         President
      ---------------------------------

Date:          12/2/96
     ----------------------------------

License/Product Schedule Number: 7-UPI-O-LPS-4


                                  EXHIBIT "A"

                           LICENSE/PRODUCT SCHEDULE


OEM:
Unwired Planet
------------------------------------------------------------------------------

OEM Master License Agreement Number:
1196-UPI-O-MLA-1         (the "Agreement")
------------------------------------------------------------------------------

Date of OEM Master License Agreement:
November 30, 1996
------------------------------------------------------------------------------

This License/Product Schedule Amends Schedules
Dated:
N/A
------------------------------------------------------------------------------

Term of Agreement for this Bundled Product:
Perpetual
------------------------------------------------------------------------------

Bundled Products:
OEM's products currently known as 1) "Secure Port," an add-on module to UP Link (a Bundled Product from License/Product Schedule #UPI-0297-O-LPS-3) which activates secure messaging notification functionality to UP Link ("Server Bundled Product"), and 2) "Unwired Planet SDK" ("SDK Client Bundled Product"), a software development kit which allows third party developers to add functionality to an application so that the application may engage in secure messaging notification only with the Server Bundled Product to prevent domain name spoofing between Push Content Providers (defined below) and their customers utilizing wireless telecommunication systems of Service Carriers (defined below).

RSA Software:
BSAFE v.3.0 (provided by RSA on Solaris, Windows 95 and Windows NT platforms)

OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published price list, each additional platform version of which will be covered RSA Software under this Licensed/Product Schedule.

Delivery of RSA Software to OEM:
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

        [X]  have been received by OEM, or

        [ ] will be delivered by RSA as soon as practicable, but not later than ten (10) business days after the date of execution of this License/Product Schedule.

RSA Data Security, Inc.
Exhibit "A"
Page 2

LICENSED SOFTWARE AND FIELD OF USE RESTRICTION FOR THIS BUNDLED PRODUCT


                                            RIGHT TO
                                            INCLUDE
                                            OBJECT
                                SOURCE      CODE IN                  DESCRIBE
                                 CODE       BUNDLED  FIELD OF USE  FIELD OF USE
                                LICENSE     PRODUCT   RESTRICTION   RESTRICTION

BSAFE                           YES  NO    YES  NO     YES  NO

RSA Public Key Cryptosystem     [ ]  [X]   [X]  [ ]    [X]  [ ]         */

Diffie-Hellman Key Negotiation  [ ]  [X]   [X]  [ ]    [X]  [ ]         */

Bloom-Shamir Secret Sharing     [ ]  [X]   [X]  [ ]    [X]  [ ]         */

Data Encryption Standard (DES)  [ ]  [X]   [X]  [ ]    [X]  [ ]         */

Extended Data Encryption        [ ]  [X]   [X]  [ ]    [X]  [ ]         */
Standard (DESX)

Triple DES (3DES)               [ ]  [X]   [X]  [ ]    [X]  [ ]         */

RC2 Variable-Key Size           [ ]  [X]   [X]  [ ]    [X]  [ ]         */
Symmetric Block Cipher

RC4 Variable-Key Size           [ ]  [X]   [X]  [ ]    [X]  [ ]         */
Symmetric Stream Cipher

RC5 Variable-Key Size           [ ]  [X]   [X]  [ ]    [X]  [ ]         */
Symmetric Block Cipher

MD Hashing Algorithm            [ ]  [X]   [X]  [ ]    [X]  [ ]         */

MD2 Hashing Algorithm           [ ]  [X]   [X]  [ ]    [X]  [ ]         */

MD5 Hashing Algorithm           [ ]  [X]   [X]  [ ]    [X]  [ ]         */

Secure Hashing Algorithm        [ ]  [X]   [X]  [ ]    [X]  [ ]         */
(SHA)

Digital Signature Algorithm     [ ]  [X]   [X]  [ ]    [X]  [ ]         */
(DSA)

TIPEM (all set forth below)     [ ]  [X]   [X]  [ ]    [X]  [ ]         */

RSA Public Key Cryptosystem

Data Encryption Standard (DES)

RC2 Variable Key Size
Symmetric Block Cipher

MD2 Hashing Algorithm

MD5 Hashing Algorithm

BCERT                           [ ]  [X]   [X]  [ ]    [X]  [ ]         */

--------------------

RSA Data Security, Inc.
Exhibit "A"
Page 3

*/ Solely for authentication and privacy between applications built with the SDK Client Bundled Product and Server Bundled Product utilizing the SSL protocol. The SDK Client Bundled Product shall not communicate with any other server products.

RSA Data Security, Inc.
Exhibit "A"
Page 4

LICENSE FEES

Source Code License Fee for this License/Product Schedule:
N/A

Object Code License Fees for this License/Product Schedule:

Fixed Dollar License Fee. [*] for each copy/unit of the Server Bundled Product.

Offset Rate. Notwithstanding the provisions of the third sentence of Section
3.3 of the Agreement to the contrary, OEM shall have the right to offset accrued License Fees with respect to the Bundled Products covered by this License/Product Schedule on a dollar-for-dollar basis.

Prepayment of License Fees for this License/Product Schedule: [*], payable upon execution of this License/Product Schedule.

Present Annual Maintenance Fee for this License/Product Schedule: [*].

SPECIAL TERMS AND CONDITIONS: The following Special Terms and Conditions shall apply to the Bundled Product covered under this License/Product Schedule:

1. Distribution Channel: The parties contemplate distribution of the SDK Client Bundled Product in order to allow secure messaging notification as follows: End User Customers ("Push Content Providers") may securely deliver or "push" their content (such as advertisements and URLs) through the wireless system of the wireless telecommunications service provider ("Service Carrier") using the Server Bundled Product's secure messaging notification functionality, which is located within the UP.Link Bundled Product, so that the content securely reaches the Service Carrier's subscribers. The Push Content Providers may do so by downloading off OEM's website the SDK Client Bundled Product and thereupon building applications which communicate directly with the Server Bundled Product to engage in such secure messaging notification.

THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES ONLY IF
(1) OEM HAS EXECUTED A OEM MASTER LICENSE AGREEMENT AND HAVE INDICATED THEIR ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY THEIR SIGNATURES BELOW ON OR BEFORE SEPTEMBER 26, 1997; AND (2) RSA HAS EXECUTED THE OEM MASTER LICENSE AND THIS LICENSE/PRODUCT SCHEDULE.

OEM:
UNWIRED PLANET, INC.

By: /s/ Alan J. Black
   -------------------------------------
Printed Name: Alan J. Black
              --------------------------
Title: CFO
      ----------------------------------
Date: 9/17/97
     -----------------------------------

RSA DATA SECURITY, INC.

By: /s/ D James Bidzos
   -------------------------------------
Printed Name: D. James Bidzos
              --------------------------
Title:  CEO & President
      ----------------------------------
Date:   9/25/97
     -----------------------------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RSA DATA SECURITY, INC.


By:  /s/  D. James Bidzos
   ------------------------------------

Printed Name:  D. James Bidzos
             --------------------------

Title:  CEO & President
      ---------------------------------

Date:   9/25/97
     ----------------------------------



                                                                          Page 4

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            AMENDMENT NUMBER ONE TO
                         OEM MASTER LICENSE AGREEMENT



        THIS AMENDMENT NUMBER ONE TO OEM MASTER LICENSE AGREEMENT (the "AMENDMENT"), effective as of the date of the later signature below, is entered into between RSA Data Security, Inc., a Delaware corporation ("RSA"), and Unwired Planet, Inc., a Delaware corporation ("OEM").


                                R E C I T A L S


        A. RSA and OEM entered into that certain OEM Master License Agreement No. 1196-UPI-O-MLA-1 dated as of November 30, 1996 (the "AGREEMENT"), pursuant to which RSA granted to OEM certain limited rights in the RSA Software.

        B. The parties now wish to amend the Agreement as set forth in this Amendment.



                               A G R E E M E N T


        NOW, THEREFORE, the parties agree as follows:

        1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings designated in the Agreement.

        2. SECTION 5.3. For purposes of License/Product Schedule No. 0598-UPI-O-LPS-5 (Exhibit "A"), the parties hereto agree to amend Section 5.3 of the OEM Agreement, to read in its entirety as follows:

        "OEM shall cause to be delivered to each Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Section 2.2, 5.4, 7, 10.7 and 10.8 of the Agreement; provided, however, that in the event a Distributor is a wireless device manufacturer that incorporated Bundled Product into its wireless devices (a "Wireless Device Manufacturer"), then OEM shall cause to be included in its license with such Wireless Device Manufacturer provisions with, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in
        Section 2.2, 5.4, 7, 10.7 and 10.8 of this Agreement."

        3. REPLACEMENT EXHIBIT "A". RSA and OEM agree that License/Product Schedule No. 0697-UPI-O-LPS-3 to the Agreement dated June 25, 1997 is hereby replaced in its entirety with License/Product Schedule No. 0598-UPI-O-LPS-5 (Exhibit "A") attached to this Amendment.

        4. EFFECT OF AMENDMENT. This Amendment is an amendment to the Agreement effective as of the date of the later signature hereto. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall be controlling. Except as expressly amended above, all other terms of the Agreement shall remain in full force and effect. This First Amendment shall terminate upon termination or expiration of the OEM Agreement.

Amendment Number One to
OEM Master License Agreement
Page 2

        IN WITNESS WHEREOF, the parties have caused this Amendment and the attached Exhibit "A" to be executed by their duly authorized representatives.

OEM:

UNWIRED PLANET, INC.                        RSA DATA SECURITY, INC.

By: /s/ ALAN J. BLACK                       By: /s/ HEDY T. BREAKFIELD
   ----------------------------                    -------------------------

Printed Name: ALAN J. BLACK                 Printed Name: HEDY T. BREAKFIELD
              -----------------                           ------------------

Title:   CFO                                Title:  V.P. Finance
        -----------------------                     ------------------------

Date:  May 29, 1998                         Date:  May 29, 1998
       ------------------------                    -------------------------

License/Product Schedule Number: 0598-UPI-O-LPS-5
                                 ----------------

                                  EXHIBIT "A"

                           LICENSE/PRODUCT SCHEDULE

OEM:

Unwired Planet, Inc.
For purposes of this License/Product Schedule, "OEM" shall include any entity that is controlled by Unwired Planet, Inc., provided that such entity agrees in writing to be bound by all of the terms and conditions of this Agreement ("Affiliate"). "Control," for purposes of identifying Affiliates, shall mean ownership of greater than fifty percent (50%) of the voting interests of an entity. Notwithstanding the generality of the foregoing, Unwired Planet, Inc. shall be solely responsible for reporting and paying License Fees accrued to all OEM's under this Agreement.

OEM MASTER LICENSE AGREEMENT NUMBER:
1196-UPI-O-MLA-1 (THE "AGREEMENT")

DATE OF OEM MASTER LICENSE AGREEMENT:
NOVEMBER 30, 1996

THIS LICENSE/PRODUCT SCHEDULE AMENDS SCHEDULES DATED:

(i) June 25, 1997 (No. 0697-UPI-O-LPS-3) and supersedes it in its entirety as of the effective date of this License/Product Schedule No. 0598-UPI-O-LPS-5; and (ii) September 25, 1997 (No. 0997-UPI-O-LPS-4), but only with respect to the amount of Maintenance Fees payable under such License/Product Schedule; in all other respects License/Product Schedule No. 0997-UPI-O-LPS-4 shall remain in full force and effect.

TERM OF AGREEMENT FOR THIS BUNDLED PRODUCT:
PERPETUAL

BUNDLED PRODUCTS:

OEM's products: (1) client product currently known as "UP.Browser", and/or any new or successor browser client software products for wireless handheld devices offering substantially the same functionality, (the "Client Bundled Product") and (2) server product currently known as "UP.Link", and/or any new or successor product offering substantially the same functionality (the "Server Bundled Product"). Bundled Products provide encryption of wireless communications between the Client Bundled Product and Server Bundled Product and between the Bundled Products and third party wireless devices and servers.

RSA SOFTWARE:

BSAFE(TM) v. 2.0 (limited to Diffie-Hellman Key Negotiation algorithm only) provided by RSA on the UNIX platform; BSAFE(TM) v. 3.0, BCERT(TM) v. 1.0 and TIPEM(TM) v. 2.0, collectively provided by RSA on the Solaris, Windows 95 and Windows NT platforms. OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published price list, each additional platform version of which will be covered RSA Software under this License/Product Schedule.

DELIVERY OF RSA SOFTWARE TO OEM:
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

 [X]  has been received by OEM, or

 [ ] will be delivered by RSA as soon as practicable, but not later than ten (10) business days after the date of execution of this License/Product Schedule.

LICENSED SOFTWARE AND FIELD OF USE RESTRICTION FOR THIS BUNDLED PRODUCT


                                          RIGHT TO
                                          INCLUDE
                                          OBJECT
                                SOURCE    CODE IN                  DESCRIBED
                                CODE      BUNDLED   FIELD OF USE  FIELD OF USE
                               LICENSE    PRODUCT    RESTRICTION  RESTRICTION

BSAFE                           YES  NO    YES  NO     YES  NO
RSA Public Key Cryptosystem     [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Diffie-Hellman Key Negotiation  [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Bloom-Shamir Secret Sharing     [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Data Encryption Standard (DES)  [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Extended Data Encryption        [X]  [ ]   [X]  [ ]    [X]  [ ]       */
Standard (DESX)

Triple DES (3DES)               [X]  [ ]   [X]  [ ]    [X]  [ ]       */

RC2 Variable-Key Size           [X]  [ ]   [X]  [ ]    [X]  [ ]       */
Symmetric Block Cipher

RC4 Variable-Key Size           [X]  [ ]   [X]  [ ]    [X]  [ ]       */
Symmetric Stream Cipher

RC5 Variable-Key Size           [X]  [ ]   [X]  [ ]    [X]  [ ]       */
Symmetric Block Cipher

MD Hashing Algorithm            [X]  [ ]   [X]  [ ]    [X]  [ ]       */

MD2 Hashing Algorithm           [X]  [ ]   [X]  [ ]    [X]  [ ]       */

MD5 Hashing Algorithm           [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Secure Hashing Algorithm (SHA)  [X]  [ ]   [X]  [ ]    [X]  [ ]       */

Digital Signature Algorithm     [X]  [ ]   [X]  [ ]    [X]  [ ]       */
(DSA)

TIPEM (all set forth below)     [ ]  [X]   [X]  [ ]    [X]  [ ]       */

RSA Public Key Cryptosystem

Data Encryption Standard (DES)

RC2 Variable Key Size
Symmetric Block Cipher

MD2 Hashing Algorithm

MD5 Hashing Algorithm

BCERT                            [ ]  [X]   [X]  [ ]    [X]  [ ]       */

JSAFE                            [ ]  [X]   [ ]  [X]    [ ]  [ ]

--------------------------
*/ Solely for key management, wireless encryption and authentication between
(i) Client Bundled Product and Server Bundled Product; (ii) Client Bundled Product and third party servers; (iii) Server Bundled Product and third party client products; (iv) Client Bundled Product and third party wireless devices; and (v) Server Bundled Product and third party servers.

LICENSE AND MAINTENANCE FEES

SOURCE CODE LICENSE FEE FOR THIS LICENSE/PRODUCT SCHEDULE:

[*], of which amount RSA acknowledges receipt under License/Product Schedule No. 1196-UPI-O-LPS-1.

Object Code License Fees for this License/Product Schedule:

PERCENTAGE OF PRODUCT REVENUE LICENSE FEE:

   OEM shall pay to RSA as License Fees an amount equal to [*] of all Product Revenue, but not less than [*] for each copy/unit of the Server Bundled Product used, licensed or otherwise distributed by or for OEM. "Product Revenue" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of the licensing or other distribution of the Bundled Products, whether as a sale, license, use, transaction, or service fee based on or involving the Bundled Products, but excluding any amounts receivable by OEM for standard maintenance and support fees which are not intended to avoid any payment of License Fees under this License/Product Schedule, sales and use taxes, shipping, insurance and duties, and reduced by all discounts or refunds granted in the ordinary course of business, and excluding Service Revenue. For the purposes of determining Product Revenue, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) for such Bundled Product, less all cash paid.

PERCENTAGE OF SERVICE REVENUE LICENSE FEE:

   Notwithstanding the provisions of the second sentence of Section 2.2.3 of the Agreement, RSA agrees that OEM may use the Bundled Products covered by this License/Product Schedule to provide services to third parties (the "OEM Services"). Based upon the foregoing, and in addition to the License Fees set forth above, OEM shall pay to RSA as License Fees an amount equal to [*] of all Service Revenue. "Service Revenue" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of providing the OEM Services (excluding any amounts receivable by OEM for consulting, maintenance, and support services which are not intended to avoid any payment of License Fees under this License/Product Schedule) whether as use, transaction, subscription, or service fees, or any comparable fees based on or involving the use of OEM Services. For the purposes of determining Service Revenue, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date the OEM Services are provided) for the OEM Services, less all cash paid.

ANNUAL LICENSE FEE:

   In addition to the License Fees set forth above, OEM shall pay RSA an annual License Fee during the term of this License/Product Schedule in the amount of [*] so that OEM is not required to pay a minimum amount of on-going License Fee for each copy/unit of Client Bundled Product used, licensed, or distributed. Such amount shall be due and payable for the first year upon execution of this License/Product Schedule, and for each subsequent year on the anniversary of the execution of this License/Product Schedule. In no event shall any of such annual License Fees be refundable.

PREPAYMENT OF LICENSE FEES FOR THIS LICENSE/PRODUCT SCHEDULE:

   [*], of which amount (i) RSA acknowledges receipt of [*] under License/Product Schedule No. 0697-UPI-O-LPS-3, and (ii) [*] is due and payable upon execution of this License/Product Schedule. Notwithstanding the foregoing, the total amount of prepaid License Fees available to offset accrued License Fees as of the effective date of this License/Product Schedule shall be equal to the total amount of prepaid License Fees set forth above less the amount of prepaid License Fees previously used to offset accrued License Fees under License/Product Schedule No. 0697-O-LPS-3. Prepaid License Fees may not be used to offset any annual License Fees.

PRESENT ANNUAL MAINTENANCE FEE FOR THIS LICENSE/PRODUCT SCHEDULE:

[*]. Notwithstanding any other provision of this License/Product Schedule or License/Product

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Schedule No. 0997-UPI-O-LPS-4 to the contrary, such amount is the present annual Maintenance Fee for the Bundled Products covered by this License/Product Schedule and the Bundled Products covered by License/Product Schedule No. 0997-UPI-O-LPS-3. Such amount shall be due and payable upon execution of this License/Product Schedule. Execution of this License/Product Schedule No. 0598-UPI-O-LPS-5 shall restart OEM's maintenance term and payments originated under License/Product Schedule No. 0697-UPI-O-LPS-3, as of the date of execution hereof.

SPECIAL TERMS AND CONDITIONS

The following Special Terms and Conditions shall apply to the Bundled Products covered by this License/Product Schedule:

1.      LIMITED RIGHTS TO SUBLICENSE CLIENT BUNDLED PRODUCT.

        a. GRANT OF RIGHTS. Notwithstanding the provisions of Section 2 of the Agreement, RSA further hereby grants to OEM a non-exclusive, non-transferable, non-assignable license, except under Section 10.2 of the Agreement, during the term of this License/Product Schedule to sublicense its rights granted in Section 2.1.2, as limited by Section 2.2, of the Agreement with respect to the RSA Object Code as part of the Client Bundled Product to OEM's licensees in the Territory who are granted the right to access the Wireless Application Protocol ("WAP") API, or any successor technology offering substantially the same functionality set by an appropriate standards-setting body, of the Client Bundled Product directly (each, an "OEM Sublicensee") for use only in their own WAP-compliant products in which substantial functionality or value is added to the Client Bundled Product so that such products are not a substitute for the RSA Software (collectively, "Sublicensee Products"). All sublicenses permitted under this paragraph shall be subject to all of the following conditions: (i) all such sublicenses will be granted in a signed writing containing at a minimum all of the restrictions set forth in Exhibit "A-1" attached hereto, and OEM acknowledges that RSA shall be an implied third party beneficiary of such sublicense agreements; (ii) OEM shall use its best efforts to enforce the provisions of such sublicenses as they relate to RSA and the RSA Software; (iii) the Sublicensee Products shall incorporate the RSA Object Code in such a way so as to ensure that the security functions of the RSA Object Code may only be accessed by the functionality of the Sublicense Product in which it is included so that the RSA Object Code shall not be directly accessible to End User Customers or to software products other than the Sublicensee Products; (iv) the OEM Sublicensees to whom such rights are sublicensed shall have no further right to sublicense such rights; (v) on or before the date that OEM grants any sublicense hereunder, OEM shall submit to RSA an Exhibit "A" Extension in the form attached as Exhibit "A-2" for the applicable OEM Sublicensee; (vi) OEM shall report to RSA in its reports delivered pursuant to Section 3.7 of the Agreement OEM's Product Revenue and Service Revenue with respect to Sublicensee Products used, licensed or otherwise distributed by or for all OEM Sublicensees, and shall pay RSA License Fees pursuant to Section 3 of the Agreement and this License/Product Schedule based on such Product Revenue and Service Revenue to OEM, applying the same percentage of Product Revenue and Service Revenue referred to above for the Bundled Products; and (vii) any rights of any OEM Sublicensee sublicensed by OEM shall survive only so long as both this License/Product Schedule and the sublicense between OEM and such OEM Sublicensee remain in effect. Notwithstanding the provisions of subsection (i) of this section, RSA shall provide OEM with ten
(10) business days written notice prior to the filing of any breach of contract claim or action against an OEM Sublicensee to enforce RSA's rights as a third party beneficiary under a sublicense agreement between OEM and Sublicensee.

        b. SUBLICENSE FEES. OEM shall pay to RSA additional annual License Fees in the amount of [*] per existing OEM Sublicensee, up to a maximum of [*] per year. Such amount shall be due and payable for the first year along with each submission of an Exhibit "A" extension pursuant to clause (v) in paragraph 1.a., above, and for each subsequent year on the anniversary of such date. No additional payment of annual License Fees shall be required for the first sublicense granted hereunder.

2. OPTION TO ELIMINATE ANNUAL FEES. OEM shall have the option to eliminate future payment of the [*] annual License Fee and future payment of the annual sublicense fees under paragraph 1.b., above, from and after the date such option is exercised. Such option is exercisable by OEM on or before the date [*] after the execution of this License/Product Schedule, by providing notice to RSA in accordance with Section 10.6 of the Agreement and paying a one-

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

time License Fee of [*].

3. OPTION TO ELIMINATE OTHER ONGOING PAYMENTS OF LICENSE FEES. OEM shall have the option to eliminate future payment of License Fees based on Product Revenue and on Service Revenue and future payment of the minimum per copy/unit Server Bundled Product minimum License Fee, from and after the date such option is exercised. Such option is exercisable by OEM on or before the date [*] after the execution of this License/Product Schedule, by providing notice to RSA in accordance with Section 10.6 of the Agreement and paying a one-time License Fee of [*]. Notwithstanding any other provision of the Agreement or any License/Product Schedule thereunder to the contrary, there shall be credited against such one-time License Fee an amount equal to any amount of prepaid License Fees actually received by RSA under this License/Product Schedule (including those previously paid under License/Product Schedule No. 0697-UPI-0-LPS-3) which have not been offset against accrued License Fees as of the date the option is exercised. This option does not eliminate payment of ongoing License Fees with respect to any Bundled Products other than the Bundled Products under this License/Product Schedule.

4. COPYRIGHT NOTICES; LICENSE SEALS. RSA acknowledges and agrees that the Bundled Products are not themselves end user products. Accordingly, the parties agree that the second sentence of Section 5.4.1 of the Agreement is amended to read in its entirety as follows: "OEM further agrees to insert and maintain within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM. To the extent that OEM's name or logo appears in any product which incorporates or is bundled with the Bundled Product or in any user documentation, printed product collateral, product packaging or advertisements therefor, RSA's name, logo, or "Licensee Seal" in the form attached as Exhibit "B" to this Agreement shall appear, equally prominently. In addition, OEM may insert and maintain within splash screens, user documentation, printed products collateral, product packaging and advertisements for the Bundled Product, the RSA Licensee Seal and a statement that the Bundled Product contains the RSA Software."

THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES ONLY IF
(1) OEM HAS EXECUTED AN OEM MASTER LICENSE AGREEMENT AND HAS INDICATED ITS ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY SIGNING BELOW ON OR BEFORE MAY 29, 1998; AND (2) RSA HAS EXECUTED THE OEM MASTER LICENSE AGREEMENT AND THIS LICENSE/PRODUCT SCHEDULE.

OEM:

UNWIRED PLANET, INC.


By: /s/ ALAN J. BLACK

Printed Name: Alan J. Black

Title: CFO

Date: May 29, 1998

RSA DATA SECURITY, INC.


By: /s/ HEDY T. BREARFIELD

Printed Name: Hedy T. Brearfield

Title: V.P. Finance

Date: 5/29/98

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 EXHIBIT "A-1"
                          MANDATORY SUBLICENSE TERMS

All sublicense agreements for the license of the RSA Object Code in the Client Bundled Product (herein "Bundled Product") by OEM to OEM Sublicensees will include all of the following restrictions:

I. The OEM Sublicensee will receive no greater rights with respect to the Bundled Product than those permitted in Sections 2.1.2 of the Agreement as limited by Section 2.2 of the Agreement.

II. The OEM Sublicensee will agree not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the Bundled Product or any related materials or documentation.

III. If applicable, the OEM Sublicensee will agree that any license of the Bundled Product to the United States Government or an agency thereof will state that such software and related documentation is "commercial computer software" as that term is defined for purposes of the Federal Acquisition Regulations
(FARs) or the Department of Defense Federal Acquisition Regulations Supplement (DFARS), as applicable, then in effect.

IV. The OEM Sublicensee will agree not to export or reexport any Bundled Product or any part thereof or information pertaining thereto to any country for which a U.S. government agency requires an export license or other governmental approval without first obtaining such license or approval.

V. The OEM Sublicensee will agree that, except for the limited licenses granted under the license agreement, OEM and its licensors will retain full and exclusive right, title and ownership interest in and to the Bundled Product and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights.

VI. OEM will have the right to terminate the license for the OEM Sublicensee's breach of a material term. The OEM Sublicensee will agree that, upon termination of the license, the OEM Sublicensee will return to OEM all copies of the object code and documentation for the Bundled Product or certify to OEM that the OEM Sublicensee has destroyed all such copies, except that the OEM Sublicensee may retain one (1) copy of the object code for the Bundled Product solely for the purpose of supporting the OEM Sublicensee's existing licensees.

VII. The OEM Sublicensee will agree not to reverse compile, disassemble or modify the Bundled Product.

VIII. The OEM Sublicensee will agree not to distribute the Bundled Product or any part thereof except pursuant to a license agreement meeting the requirements in Section 5.3 of the Agreement.

IX. The sublicense agreement will state that in no event will OEM or its licensors be liable for indirect, incidental, special, consequential or exemplary damages arising out of or related to the Bundled Product, including but not limited to lost profits, business interruption or loss of business information, even if such party has been advised of the possibility of such damages.

Exhibit A Extension Number:
                           -------------------------
Date of this Exhibit A Extension:
                                 -------------------



                                 EXHIBIT "A-2"

                EXHIBIT A (LICENSE/PRODUCT SCHEDULE) EXTENSION



OEM:                                    APPROVED:

Unwired Planet, Inc.
------------------------------------
                                        OEM:

OEM Master License Agreement Number:    UNWIRED PLANET, INC.
1196-UPI-O-MLA-1
------------------------------------

                                        BY:
                                            -----------------------------------
Date of OEM Master License Agreement:
November 30, 1996                       Printed Name:
-------------------------------------                 -------------------------
                                        Title:
This Extension Extends License/                --------------------------------
Product Schedule Number:
0598-UPI-O-LPS-5
-------------------------------------
                                        RSA DATA SECURITY, INC.
Name and Jurisdiction of
Incorporation of OEM Sublicensee:
                                        By:
-------------------------------------       -----------------------------------

                                        Printed Name:
Sublicensee Product which                             -------------------------
Incorporates Bundled Product:           Title:
-------------------------------------           -------------------------------

Annual Sublicense Fee:

-------------------------------------

                            AMENDMENT NUMBER TWO TO
                   BSAFE/TIPEM OEM MASTER LICENSE AGREEMENT


        THIS AMENDMENT NUMBER TWO TO BSAFE/TIPEM OEM MASTER LICENSE AGREEMENT (the "Amendment") is entered into on June 29, 1998, between RSA Data Security, Inc., a Delaware corporation ("RSA"), and Unwired Planet, Inc., a Delaware corporation ("OEM").


                                R E C I T A L S

        A. RSA and OEM entered into an OEM Master License Agreement No. 1196-UPI-O-MLA-1, dated as of December 2, 1996 (the "Agreement"), and an accompanying License/Product Schedule No. 1196-UPI-O-LPS-1, pursuant to which RSA granted to OEM certain limited rights in the RSA Software.

        B. RSA and OEM executed an additional License/Product Schedule No. 0497-UPI-O-LPS-2, dated as of May 2, 1997.

        C. RSA and OEM executed an additional License/Product Schedule No. 0697-UPI-O-LPS-3, dated as of June 25, 1997.

        D. RSA and OEM executed an additional License/Product Schedule No. 0997-UPI-O-LPS-4, dated as of September 25, 1997.

        E. RSA and OEM executed an additional License/Product Schedule No. 0598-UPI-O-LPS-5, dated as of May 29, 1998, which superseded in its entirety License/Product Schedule No. 0697-UPI-O-LPS-3, dated as of June 25, 1997.



                               A G R E E M E N T

        NOW, THEREFORE, the parties agree as follows:

        1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings designated in the Agreement.

        2.      AMENDMENT TO OEM AGREEMENT. RSA and OEM agree that the following
Section 2.1.1 of the Agreement shall be replaced in its entirety:

        "2.1.1 use, if a source code license is specified in a License/Product Schedule, two copies of the RSA Source Code, each of which on a single central processing unit accessed by one user at a time to (i) modify the RSA Source Code solely to create interface Modifications; (ii) compile the RSA Source to create object code; and (iii) maintain Bundled Products and support End User Customers."

        3. CONSIDERATION. In consideration for RSA's grant of License for the RSA Software as set forth above, OEM shall pay to RSA License Fees in the amount of [*] upon execution of this Amendment.

        4. EFFECT OF AMENDMENT. This Amendment is an amendment to the OEM Agreement, in the event of any inconsistency between the terms of this Amendment and the OEM Agreement, the

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RSA/Unwired Planet, Inc.
Amendment Number Two
Page 2



term of this Amendment shall be controlling. Except as expressly amended above, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OEM:

UNWIRED PLANET, INC.                    RSA DATA SECURITY, INC.


By:  /s/ ALAN BLACK                      By:  /s/ ALBERT E. SISTO
     ------------------------              --------------------------

Printed Name: Alan Black                Printed Name: Albert E. Sisto
              ---------------                         ----------------
Title:  CFO                             Title: Chief Operating Officer
        ---------------------                  -----------------------
Date:    6/25/98                        Date:  June 25, 1998
        ---------------------                  -----------------------